FINGERHUT RECEIVABLES, INC.

                           Transferor



                    FINGERHUT NATIONAL BANK

                            Servicer

                              and

                THE BANK OF NEW YORK (DELAWARE)

                            Trustee

           on behalf of Series 1998-3 Securityholders

                 of the Fingerhut Master Trust



                        FIRST AMENDMENT

                   Dated as of March 17, 1999

                              to

                    SERIES 1998-3 SUPPLEMENT

                   Dated as of July 30, 1998

                               to

      AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                   Dated as of March 18, 1998





          FIRST AMENDMENT dated as of March 17, 1999 ("First Amendment") to SERIES 1998-3 SUPPLEMENT, by and among Fingerhut Receivables, Inc., as Transferor (the "Transferor"), Fingerhut National Bank, as Servicer (the "Servicer") and The Bank of New York (Delaware), as Trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

          WHEREAS, the Transferor, the Servicer and the Trustee have heretofore executed and delivered the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1998, by and among the Transferor, the Servicer and the Trustee (the "Pooling and Servicing Agreement"), and the Series 1998-3 Supplement (the "Series Supplement") dated as of July 30, 1998 to the Pooling and Servicing Agreement; and

          WHEREAS, the second paragraph of Section 13.1(a) of the Pooling and Servicing Agreement provides that the Transferor, the Servicer and the Trustee may amend the Pooling and Servicing Agreement (including any Supplement), without the consent of any of the Securityholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement, or of modifying in any manner the rights of the Holders of Securities, provided, however, that (i) the Servicer shall have provided an Officer's Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Securityholders or of any holder of a Participation, (ii) the Transferor shall have provided a Tax Opinion and an Opinion of Counsel to the effect that such amendment shall not materially adversely affect the Applicable Tax State income tax characterization of any outstanding Series of Investor Securities or the taxability of the Trust under Applicable Tax State income tax law and (iii) the Servicer shall have provided at least ten Business Days prior written notice to each Rating Agency of such amendment and shall have received written confirmation from each Rating Agency to the effect that the rating of any Series or any class of any Series will not be reduced or withdrawn as a result of such amendment;

          NOW, THEREFORE, the Transferor, the Servicer and the Trustee hereby amend the Series Supplement as follows:

          SECTION 1.1  Class C Trigger Event.  (a)     Clause (i)
of the first sentence of Section 4.15 of the Series Supplement shall be amended in its entirety to read as follows:

          "(i)  the  rating  from  Moody's  of  Federated
          Department Stores, Inc.'s senior debt  and,  if
          rated,   the  rating  of  Federated  Department
          Stores,   Inc.'s  corporate  revolving   credit
          facilities are reduced below Baa2 (a  "Class  C
          Trigger Event")"

          (b) The penultimate sentence of Section 4.15 of the Series Supplement shall be amended in its entirety to read as follows:

          "The Servicer shall provide to Moody's and the Trustee prompt written notice of any downgrading of the rating of Federated
          Department Stores, Inc.'s senior debt."

          SECTION 1.2  Administration of Class C Reserve Account.
The last sentence of subsection (b) of Section 4.16 of the Series
Supplement shall be amended in its entirety to read as follows:

          "The amount on deposit in the Class C Reserve
          Account may also be released therefrom and paid to the Transferor, and the Target Percentage of the Transferor Interest may equal zero, if the rating of Federated Department Stores, Inc.'s senior debt or, if rated, the rating of Federated Department Stores, Inc.'s corporate revolving credit facilities is subsequently increased to Baa2 or higher by Moody's or the Class C Invested Amount has been paid in full."

          SECTION 2. Ratification of Agreement. As amended by this First Amendment, the Series Supplement is in all respects ratified and confirmed, and the Series Supplement as so amended by this First Amendment shall be read, taken and construed as one and the same instrument.

          SECTION 3. No Waiver. The execution and delivery of this First Amendment shall not constitute a waiver of a past default under the Agreement or impair any right consequent thereon.

          SECTION 4. Counterparts. The First Amendment may be executed in two or more counterparts including telecopy transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 5.  GOVERNING LAW.  THIS FIRST AMENDMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS,
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 6. Effective Date. This First Amendment shall automatically become effective as of the date upon which (i) all requirements of the second paragraph of Section 13.1(a) have been satisfied and (ii) Federated Department Stores, Inc. acquires, directly or indirectly, shares of the common stock of Fingerhut Companies, Inc. pursuant to the Offer To Purchase dated
February 18, 1999.



                    SIGNATURE PAGE TO FOLLOW

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this First Amendment to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.



                                   FINGERHUT RECEIVABLES, INC.
                                     as Transferor

                                   By  /s/ Brian M. Szames
                                        Name:  Brian M. Szames
                                        Title:  President


                                   FINGERHUT NATIONAL BANK
                                     as Servicer


                                   By  /s/ Brian M. Szames
                                        Name:  Brian M. Szames
                                        Title:  Treasurer




                                   THE BANK OF NEW YORK (Delaware)


                                   By  /s/ Cheryl L. Laser
                                   Name:   Cheryl L. Laser
                                   Title:  Cheryl L. Laser